                                                                    EXHIBIT 10p4


                      1994 HOUSTON INDUSTRIES INCORPORATED
                     LONG-TERM INCENTIVE COMPENSATION PLAN


                              Second Amendment


                 Houston Industries Incorporated, a Texas corporation (the "Company"), having established the 1994 Houston Industries Incorporated Long-Term Incentive Compensation Plan, effective January 1, 1994, and as thereafter amended, (the "Plan"), and having reserved the right under Section
12.1 thereof to amend the Plan, does hereby amend Section 2.1(e) of the Plan, effective August 6, 1997, in its entirety to read as follows:

                 "(e)     'Company' means Houston Industries Incorporated, a
         Texas corporation, and any successor thereto."

                 IN WITNESS WHEREOF, the Company has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 26th day of February, 1998, but effective as of August 6, 1997.

                                        HOUSTON INDUSTRIES INCORPORATED


                                        By  /s/ LEE W. HOGAN
                                           ---------------------------------
                                           Name:  Lee W. Hogan
                                                ----------------------------
                                           Title: Executive Vice President
                                                 ---------------------------

ATTEST:

/s/ RICHARD B. DAUPHIN
---------------------------------
Assistant Corporate Secretary